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MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Millerton
Lakeville
Sharon
CT
LITCHFIELD
Dover Plains
ULSTER
NY
DUTCHESS
New Paltz
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh
SOLD

SALISBURY BANCORP, INC.

2019 Annual Meeting of Shareholders

Forward Looking Statements

This presentation contains certain statements that may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Welcome

- Richard J. Cantele, Jr., President and CEO
  Salisbury Bancorp, Inc.

Business of the Meeting

1. Election of three (3) Directors for a three (3) year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Non-binding advisory vote on the frequency of voting on the compensation of the Named Executive Officers
5. Other Business

Current Board of Directors

- Louis E. Allyn, II
- Charles M. Andola
- George E. Banta
- Arthur J. Bassin
- Richard J. Cantele, Jr.
- David B. Farrell
- Michael D. Gordon
- Polly Diane Hoe
- Nancy F. Humphreys
- Holly J. Nelson
- John F. Perotti
- Michael A. Varet (Chair)

Riverside Division Advisory Board

- Thomas C. DeBenedictus (retired Jan, 2019)
- Ira Effron
- Austin "Brud" Hodgkins
- Paul S. Hoffner
- Stephen P. Lumb (Chair)
- David S. MacFarland
- John P. O'Shea
- David E. Petrovits
- Steven R. Turk
- Carl S. Wolfson

Executive Team of Salisbury Bank

- **Richard J. Cantele, Jr.**, President, Chief Executive Officer
- **John M. Davies**, President of NY Region, Chief Lending Officer
- **Peter Albero**, Executive Vice President, Chief Financial Officer
- **Todd M. Clinton**, Executive Vice President, Chief Risk Officer
- **Steven M. Essex**, Executive Vice President, Head of Trust Wealth Advisory
- **Richard P. Kelly**, Executive Vice President, Chief Credit Officer
- **Amy D. Raymond**, Executive Vice President, Chief Retail Banking Officer, CRA Officer
- **Elizabeth A. Summerville**, Executive Vice President, Chief Retail and Loan Operations Officer

Guests

- **Rick Cyr**, CPA, Principal, Baker Newman Noyes
- **Jennifer DiBella**, Esq., Partner, Cranmore, FitzGerald & Meaney

SALISBURY BANCORP, INC.

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Business of the Meeting

1. Election of three (3) Directors for a three (3) year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Non-binding advisory vote on the frequency of voting on the compensation of the Named Executive Officers
5. Other Business

1. Election of Directors

For terms expiring in 2022

- David B. Farrell
- Michael D. Gordon
- Michael A. Varet

2. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

3. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

4. Non-binding Advisory Vote on the Frequency of Voting on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the frequency of voting on the compensation of the Named Executive Officers.

Polls Closed

- Tabulation of Votes

Outline

- Macro Environment
- Company Profile
- 2018 and Q1 2019 Results
- 2019 Initiatives
- Questions
- Board Changes


Total # of Institutions
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018


US yield curve
3.5%
3.0
2.5
2.0
1.5
1.0
0.5
0
Now
One year ago
Two years ago
0 years
5
10
15
20
25
30
ATLAS | Data: FactSet | July 12, 2018


FRED
—Spread between 2 Year and 10 Year U.S. Treasury
2.5
2.0
1.5
1.0
0.5
0.0
2014-07
2015-01
2015-07
2016-01
2016-07
2017-01
2017-07
2018-01
2018-07
2019-01

Disruptors in the Financial Industry

CONSUMER FINANCE

- PROSPER
- LendingClub
- SOCIAL FINANCE
- Kabbage
- Credit Karma
- borro

BANKING

- CIRCLE
- m-pesa
- BILLGUARD
- TransferWise
- azimo
- Klarna

PAYMENTS

- venmo
- bitpay
- nTrust
- Square
- PayPal
- Pay

WEALTH MANAGEMENT

- Betterment
- motif INVESTING
- FutureAdvisor
- wealthfront
- PERSONAL CAPITAL
- LEARNVEST

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Total Assets
Total Deposits
history of salisbury bancorp, inc.
Dollars ($MM)
$1200.0
$1000.0
$800.0
$600.0
$400.0
$200.0
$0.0
1848
1925
1963
1983
2001
2004
2007
2009
2011
2012
2014
2015
2017
2018
Salisbury Savings Society founded
$0.0
Merger with Robbins Burrall Trust Company (1874)
$5.0
Opened Salisbury, CT branch
$10.0
Opened Sharon, CT branch
$205.0
People's Bank branch acquisition (Deposits: $26.4 MM)
$283.6
Acquisition of Canaan National Bancorp, Inc. (Assets: $107.2 MM)
$423.1
Opened Sheffield, MA branch
Opened Dover, NY branch
New York Community Bank branch acquisition (Deposits: $3.5 MM)
$461.96
Opened Millerton, NY branch
Webster Bank NA branch acquisition (Deposits: $11.5 MM)
$8.8 MM of perpetual preferred shares under TARP
$562.35
$16 MM of perpetual preferred shares through SBLF and redemption of $8.8 MM under TARP
$609.28
Wealth AUA pass over $380 MM
$600.81
Acquisition of Riverside Bank (Assets: $239.0 MM)
Union Savings Bank branch acquisition (Deposits: $20.0 MM)
Opened Great Barrington, MA branch
$855.43
$16 MM SBLF Redemption
Issuance of $10 MM Subordinated Debt
$891.19
Acquisition of New Paltz, NY branch
$986.98
Opened new banking center in Newburgh, NY
170 year anniversary
Acquisition of Fishkill, NY branch
Reached $1 Billion in assets
$1,121.55

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Supporting the communities we work and live in.

2018

54,400
Number of pounds of personal documents shredded at our 11 FREE Community "Shred" Days.

208
Number of community organizations that we provided monetary support to.

206
Number of jobs we provided in our community.

6,044
Number of hours our employees volunteered in our community.

$26,500
Scholarship funding to 13 graduates from local area high schools.

$241,530
Total paid in municipal property taxes (for the year 2018).

$202,832,830
Dollar amount of business loans we made in our market area to 296 businesses (for the year 2018).

2,500
Non-perishable food items donated to 14 community pantries in Connecticut, Massachusetts, and New York.

$83,135,155
Dollar amount of home mortgage loans lent to 283 community members.

7 + 192
Number of educational seminars we had through Salisbury Bank YOUniversity and the number of community members who attended.

SALISBURY BANK











Employees

Employee of the Year	President's Award	Rookie of the Year	Volunteer of the Year
			
Darrel Long Vice President Operations	**Shelly Humeston** Senior Vice President Corporate Secretary	**Aidan Gilligan** Commercial Lender	**Doug Cahill** Vice President Director of HR

Deposits and Loans


Deposit Portfolio
$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 6%
$ 755
$ 782
$ 815
$ 927
$ 942
2015
2016
2017
2018
1Q 2019


Loan Portfolio, Net
$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 7%
$ 700
$ 763
$ 802
$ 909
$ 911
2015
2016
2017
2018
1Q 2019

Tier 1 Capital


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.56%
8.69%
8.53%
8.25%
8.32%
2015
2016
2017
2018
1Q 2019
Tier 1 capital / Avg Assets
Well Capitalized

SALISBURY BANCORP, INC.
2018 and 2019 Q1 results

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Trust and Wealth Advisory

Assets Under Administration


$ Millions
CAGR 17%
$800
$700
$600
$500
$400
$300
$200
$100
$0
$371.0
$516.4
$610.2
$648.0
$692.0
2015
2016
2017
2018
1Q 2019

Gross Revenues


$ Thousands
CAGR 3%
$4,500
$3,750
$3,000
$2,250
$1,500
$750
$0
$3,265
$3,338
$3,477
$3,700
$3,624
2015
2016
2017
2018
1Q 2019
Annualized

SALISBURY BANCORP, INC.
2018 and 2019 Q1 results

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Net Interest Margin



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
3.99%
3.69%
3.58%
3.35%
3.28%
2015
2016
2017
2018
1Q 2019

Efficiency Ratio



70%
65%
60%
55%
50%
63.0%
66.7%
66.8%
69.1%
66.2%
2015
2016
2017
2018
1Q 2019

Return on Average Equity



10.0%
8.0%
6.0%
4.0%
9.36%
7.16%
6.42%
8.84%
9.45%
2015
2016
2017
2018
1Q 2019

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.94%
0.72%
0.63%
0.83%
0.89%
2015
2016
2017
2018
1Q 2019

Other Real Estate Owned


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
3,773
719
1,810
741
2015
2016
2017
2018
1Q 2019

NPAs / Assets


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.82%
1.34%
0.74%
0.74%
0.64%
2015
2016
2017
2018
1Q 2019

NCOs / Average Loans


0.250%
0.200%
0.150%
0.100%
0.050%
0.000%
0.081%
0.194%
0.047%
0.055%
0.004%
2015
2016
2017
2018
1Q 2019

Loan Loss Reserves / Gross Loans


1.0%
1.0%
0.9%
0.9%
0.8%
0.8%
0.7%
0.81%
0.80%
0.84%
0.85%
0.95%
2015
2016
2017
2018
1Q 2019

Source: S&P Global and Company SEC filings.

Shareholder Value


Tangible Book Value
$33
$32
$31
$30
$29
$28
$27
$26
$25
$27.69
$28.90
$29.39
$31.45
$32.43
2015
2016
2017
2018
1Q 2019


Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$3.04
$2.43
$2.25
$3.15
$2.23
$1.88
$1.67
$2.43
$0.81
$0.55
$0.58
$0.72
$0.87
2015
2016
2017
2018
1Q 2019
1Q
Remainder of Year

Other Recent Achievements

- Relocated the Newburgh, New York branch (opened March 2018)
- Relocated our Fishkill, New York branch to new location acquired from Orange Bank & Trust in December 2017 (opened April 2018)
- Continued focus on improving the profitability of our core business and enhancing the credit quality of our loan portfolio
- Active support, through contributions and volunteerism, of the local communities in which we operate

2019 Strategic and Tactical Objectives

- Improve Operating Efficiency
- Better utilize technology and management information
- Formalize employee development
- Pursue Organic Growth
  - De Novo branches
  - Expand existing relationships
  - Attract new customers within our footprint
- Identify Opportunistic Acquisitions
  - Branches
  - Wealth Advisory
  - Whole Bank

Questions

Board Retirement

Louis E. Allyn, II



- SAL Director since 2004
- Director of Canaan National Bank for 10 years prior
- Recent Committees:
  - Loan
  - Trust

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Board Chair Succession

Michael A. Varet

- SAL Director since 1998
- Presiding Director 2007-2010
- Board Chair 2010-2019



Board Chair Succession

David B. Farrell



- SAL Director since 2012
- Served on public company boards
- Experience in retail and financial services
- Served as a director of another publicly traded financial institution
- Qualifies as a “financial expert” with extensive background in accounting and financial oversight

discover

the bank that can make your journey a financial success.


MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Millerton
Lakeville
Sharon
CT
LITCHFIELD
Dover Plains
ULSTER
NY
DUTCHESS
New Paltz
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh
SOLD

SALISBURY BANCORP, INC.

2019 Annual Meeting of Shareholders